UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report February 12, 1999

                GRIFFIN REAL ESTATE FUND-V, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 2-95118

                   IRS Employer Identification No. 41-1507989

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402

                  Registrant's telephone number: (612) 338-2828

Item 2.  Acquisition or disposition of assets.

                     DISPOSITION OF COUNTRY CLUB APARTMENTS
                           OF ANDERSON, SOUTH CAROLINA

On February 12, 1999, Griffin Real Estate Fund-V, A Limited Partnership sold the Country Club Apartments to Alliance LH Portfolio Limited Partnership.

Description of Property
Country Club Apartments is a 180 unit apartment complex located at 26A Country Club Lane, Anderson South Carolina. The property was originally acquired by Griffin Real Estate Fund-V on May 14, 1986 for $4,229,000. A down payment of $1,173,000 was made with the balance of $3,056,000 financed by a wrap around mortgage. On October 24, 1995, the property debt was refinanced with a new $3,245,000 first mortgage and the wrap around mortgage was extinguished.

Sale of Property
The Country Club Apartments sales price of $4,400,000 cash was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-V, to any affiliates of Griffin Real Estate Fund-V, to its General Partner, or to any associates of its General Partner. With the proceeds of the sale, the mortgage principal balance of $3,092,178, accrued interest of $20,450, prepayment penalty of $346,779 and sales costs were paid.

Item 7.  Financial Statements and Exhibits

The following documents are filed as part of this report:

         Proforma financial information.


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



                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1997

                                                                                                         * After
ASSETS:                                                           Actual               Adjustment        Disposition Proforma
-------                                                           ------               ----------        --------------------

Cash and cash equivalents                                       $   575,355            $   (28,920)            $   546,435
Real estate tax escrow deposits                                      34,853                (19,949)                 14,904
Receivables and other assets                                         33,813                (15,788)                 18,025
                                                                -----------            -----------             -----------
     Total                                                      644,021                (64,657)                579,364
                                                                -----------            -----------             -----------
PROPERTY AND EQUIPMENT:
Land                                                              2,724,000               (260,000)              2,464,000
Buildings and improvements                                       15,460,116             (4,502,680)             10,957,436
Furniture and equipment                                           1,313,087               (368,102)                944,985
                                                                -----------            -----------             -----------
     Total                                                       19,497,203             (5,130,782)             14,366,421
Less accumulated depreciation                                     7,528,717             (2,306,425)              5,222,292
                                                                -----------            -----------             -----------
Property and equipment - net                                     11,968,486             (2,824,357)              9,144,129
                                                                -----------            -----------             -----------

Deferred expenses less accumulated
  amortization - $218,073                                           122,008                (88,949)                 33,059
                                                                -----------            -----------             -----------
     TOTAL ASSETS                                               $12,734,515            $(2,977,963)            $ 9,756,552
                                                                ===========            ===========             ===========


LIABILITES AND PARTNERS' EQUITY:

LIABILITES:
Accounts payable:
     Affiliate                                                  $     1,422            $        --             $     1,422
     Other                                                          107,535                (23,994)                 83,541
Security deposits                                                   110,468                (22,808)                 87,660
Accrued interest                                                     60,165                (20,842)                 39,323
Mortgage notes payable                                           10,761,037             (3,151,606)              7,609,431
                                                                -----------            -----------             -----------
     Total liabilities                                           11,040,627             (3,219,250)              7,821,377
                                                                -----------            -----------             -----------

PARTNERS' EQUITY:
General Partners                                                      2,560                  2,413                   4,973
Limited Partners                                                  1,691,328                238,874               1,930,202
                                                                -----------            -----------             -----------
     Total Partners' Equity                                       1,693,888                241,287               1,935,175
                                                                -----------            -----------             -----------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                                                $12,734,515            $(2,977,963)            $ 9,756,552
                                                                ===========            ===========             ===========

* The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                              * After Disposition
REVENUES:                                                         Actual              Adjustment              Proforma
---------                                                         ------              ----------              -------------------

Rent (less apartment vacancies: 1997,
      $362,886)                                                 $3,767,882            $  (945,804)            $2,822,078
Interest                                                            25,144                 (1,067)                24,077
Gain on sale of property
      and equipment                                                673,909                     --                673,909
Other                                                               70,978                (14,033)                56,945
                                                                ----------            -----------             ----------
     Total revenues                                              4,537,913               (960,904)             3,577,009
                                                                ----------            -----------             ----------

EXPENSES:
Interest                                                         1,025,494               (251,836)               773,658
Depreciation and amortization                                      775,133               (191,848)               583,285
Real Estate Taxes                                                  226,621                (84,108)               142,513
Repairs and maintenance                                            606,816               (157,876)               448,940
Utilities                                                          425,709                (71,925)               353,784
Salaries and employee benefits                                     535,187               (144,259)               390,928
Management fees to related parties                                 209,951                (47,515)               162,436
Administrative                                                     134,295                (22,129)               112,166
Insurance                                                           97,269                (23,197)                74,072
Bad Debt                                                            31,589                 (9,032)                22,557
Other                                                                1,045                     --                  1,045
                                                                ----------            -----------             ----------

     Total Expenses                                              4,069,109             (1,003,725)             3,065,384
                                                                ----------            -----------             ----------

NET INCOME (LOSS)                                               $  468,804            $    42,821             $  511,625
                                                                ==========            ===========             ==========

NET INCOME (LOSS) ALLOCATED
TO GENERAL PARTNER                                              $  215,285            $       428             $  215,713
                                                                ==========            ===========             ==========

NET INCOME (LOSS) ALLOCATED
TO LIMITED PARTNERS                                             $  253,519            $    42,393             $  295,912
                                                                ==========            ===========             ==========

PER UNIT:

NET INCOME (LOSS)                                               $     6.63            $      1.11             $     7.74
                                                                ==========            ===========             ==========


*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                               SEPTEMBER 30, 1998
                                   (unaudited)

                                                                                                                 * After Disposition
ASSETS:                                                           Actual                 Adjustments             Proforma
-------                                                           ------                 -----------             -------------------

Cash and cash equivalents                                      $   324,989                  (53,333)             $271,656
Receivables and other assets                                       151,513                 (145,875)                5,638
                                                               -----------              -----------              --------
     Total                                                         476,502                 (199,208)              277,294
                                                               -----------              -----------              --------

PROPERTY AND EQUIPMENT:
   Land                                                            260,000                 (260,000)                   --
   Buildings and Improvements                                    4,502,679               (4,502,679)                   --
   Furniture and Equipment                                         368,102                 (368,102)                   --
                                                               -----------              -----------              --------
      Total                                                      5,130,781               (5,130,781)                   --
   Less accumulated depreciation                                 2,442,142               (2,442,142)                   --
                                                               -----------              -----------              --------
   Property and Equipment - net                                  2,688,639               (2,688,639)                   --
                                                               -----------              -----------              --------

TOTAL ASSETS                                                   $ 3,165,141              $(2,887,847)             $277,294
                                                               ===========              ===========              ========

LIABILITIES AND PARTNERS' EQUITY:

LIABILITIES:
   Accounts payable and accrued
        liabilities                                            $    39,527              $   (30,909)             $  8,618
   Security Deposit                                                 22,617                  (22,617)                   --
   Mortgage notes payable                                        3,114,034               (3,114,034)                   --
                                                               -----------              -----------              --------
         Total liabilities                                       3,176,178               (3,167,560)                8,618
                                                               -----------              -----------              --------

PARTNERS' EQUITY:
General Partners                                                      (110                    2,797                 2,687
Limited Partners                                                   (10,927)                 276,916               265,989
                                                               -----------              -----------              --------
        Total Partners' Equity                                     (11,037)                 279,713               268,676
                                                               -----------              -----------              --------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                                               $ 3,165,141              $(2,887,847)             $277,294
                                                               ===========              ===========              ========


*The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND - V
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (unaudited)

REVENUES:                                                        Actual              Adjustments           *After Disposition
---------                                                        ------              -----------            Proforma
                                                                                                           ------------------

Rental Income                                                 $ 2,266,231             $(710,389)            $ 1,555,842
Interest Income                                                    30,224                    --                  30,224
Other Income                                                       50,681                (8,206)                 42,475
Gain On Sale of Property                                        5,247,738                    --               5,247,738
                                                              -----------             ---------             -----------

     Total Revenues                                             7,594,874              (718,595)              6,876,279
                                                              -----------             ---------             -----------

OPERATING EXPENSES:
Operating Expenses                                              1,419,431              (426,345)                993,086
Interest Expense                                                  625,756              (186,351)                439,405
Depreciation and amortization                                     419,459              (144,325)                275,134
                                                              -----------             ---------             -----------

     Total Operating Expenses                                   2,464,646              (757,021)              1,707,625
                                                              -----------             ---------             -----------

NET INCOME BEFORE
      EXTRAORDINARY ITEM                                        5,130,228                38,426               5,168,654

EXTRAORDINARY ITEM -
       LOSS ON DEBT EXTINGUISHMENT                               (296,530)                   --                (296,530)
                                                              -----------             ---------             -----------

NET INCOME                                                      4,833,698                38,426               4,872,124

NET INCOME ALLOCATED
     TO GENERAL PARTNER                                            72,379                   384                  72,763
                                                              -----------             ---------             -----------

NET INCOME ALLOCATED
     TO LIMITED PARTNERS                                      $ 4,761,319             $  38,042             $ 4,799,361
                                                              ===========             =========             ===========

PER UNIT:
     NET INCOME BEFORE                                        $    132.24             $    1.00             $    133.24
           EXTRAORDINARY ITEM

EXTRAORDINARY ITEM                                                  (7.75)                   --                   (7.75)
                                                              -----------             ---------             -----------

NET INCOME                                                    $    124.49             $    1.00             $    125.49
                                                              ===========             =========             ===========

*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.



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






                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act o f 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GRIFFIN REAL ESTATE FUND V,
                                    A LIMITED PARTNERSHIP

                                    BY:  GRIFFIN EQUITY PARTNERS
                                         ITS GENERAL PARTNER


Date:    February 19, 1999          BY:  /s/ Larry D. Fransen
                                         -----------------------------------
                                         Larry D. Fransen
                                         General Partner










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